UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

-Bruker Confidential-

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2023 during its scheduled presentation at the 41st Annual J.P. Morgan Healthcare Conference, Bruker Corporation (the “Company”) stated that its current preliminary expectation for revenue for the fourth quarter of fiscal year 2022 to be up low single digits percent year-over-year, a result of organic growth of mid-to-high single digits percent year-over-year, foreign currency translation headwind of about 7% year-over-year and acquisition contributing about 2% to growth year-over-year. The Company also provided initial guidance for 2023 for organic revenue growth up mid-to-high single digit percent year-over-year. A copy of the Company's presentation is available in the "Investors" section of its website at ir.bruker.com

Because the Company’s financial statements for the fourth quarter and fiscal year ended December 31, 2022 have not yet been finalized or audited, this preliminary statement regarding the Company’s current expectations with respect to its fourth quarter 2022 and full year 2022 revenue are subject to change, and the Company’s actual revenues for these periods may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report is incorporated into this Item 7.01 by reference.

The information furnished in Item 2.02 and Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding management’s current expectations with respect to our fourth quarter 2022 and full year 2022 performance, including our revenue growth, and statements regarding our fiscal year 2023 financial outlook, including our outlook for organic revenue growth. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, risks and uncertainties relating to the preliminary nature of the Company’s fourth quarter 2022 and full year 2022 financial information, which is subject to completion of the Company’s year-end-audit, risks and uncertainties relating to the length and severity of the COVID-19 pandemic, the impact of the pandemic on global economic conditions, the impact of any supply chain disruptions, continued volatility in the capital markets, effects from inflation, the impact of Project Accelerate 2.0, the performance of breakout opportunities, the integration and assumption of liabilities of businesses we have acquired or may acquire in the future, fluctuations in foreign currency exchange rates and their impact, our ability to successfully implement our restructuring initiatives and other cost reduction initiatives, changing technologies, product development and market demand and acceptance of our products, the success of our R&D investment initiatives, the cost and pricing of our products, risks that the anticipated benefits of the strategic partnership with Biognosys or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; manufacturing, competition, loss of key personnel, dependence on collaborative partners, key suppliers and contract manufacturers, capital expenditures, debt levels, payment of dividends, government funding policies, changes in governmental regulations, the use and protection of intellectual property rights, litigation, and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2021 and our subsequent quarterly reports on Forms 10-Q. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

-Bruker Confidential-

-Bruker Confidential-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: January 9, 2023	By:	/s/GERALD N. HERMAN
Gerald N. Herman
Executive Vice President and Chief Financial Officer

-Bruker Confidential-